This is filed pursuant to Rule 497(e).
File Nos. 333-37177 and 811-8403.


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                                     AllianceBernstein Institutional Funds, Inc.
                   - AllianceBernstein Real Estate Investment Institutional Fund
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Supplement dated January 16, 2007 to the Prospectus dated March 1, 2006 for
AllianceBernstein Institutional Funds, Inc. (the "Prospectus"), offering shares of AllianceBernstein Real Estate Investment Institutional Fund (the "Fund").

Beginning March 1, 2007, the Fund intends to begin pursuing global investment strategies. In connection with this, the Fund's Board of Directors approved renaming the Fund as "AllianceBernstein Global Real Estate Investment Fund II." The Fund's name change will become effective as of March 1, 2007.

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.


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